================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 4, 2002

                        Commission file number: 000-26393



                            Jupitermedia Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



         DELAWARE                                                 06-1542480
----------------------------                                  ----------------
(State or other jurisdiction                                  (I.R.S. Employer
    of incorporation)                                        Identification No.)


 23 OLD KINGS HIGHWAY SOUTH
   DARIEN, CONNECTICUT                                              06820
  ---------------------                                           ----------
  (Address of principal                                           (Zip Code)
   executive offices)


                                 (203) 662-2800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)



================================================================================

ITEM 9. REGULATION FD DISCLOSURE

On November 4, 2002, Jupitermedia Corporation issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Jupitermedia Corporation


Date: November 5, 2002                 By: /s/ Christopher S. Cardell
                                           --------------------------
                                           Christopher S. Cardell
                                           President and Chief Operating Officer

                                  EXHIBIT INDEX






Exhibit No.                        Description
-----------                        -----------


  99.1        Press release, dated November 4, 2002, of Jupitermedia Corporation